As filed with the Securities and Exchange Commission on February 17, 2004

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

_________________

Date of report (date of earliest event reported):   February 12, 2004

ENERGY EXPLORATION TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Province of Alberta	0–24027	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 700 Phoenix Place, 840–7th Avenue, S.W., Calgary, Alberta, Canada T2P 3G2
(Address of principal executive offices) (Zip Code)

ENERGY EXPLORATION TECHNOLOGIES a Nevada corporation
(Former name or former address, if change since last report)

ITEM 5.

OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 12, 2004, Energy Exploration Technologies Inc. issued a press release to announce the appointment of His Highness Sheikh Al Hassan Bin Ali Bin Rashid Al Nuaimi, a member of the Royal Family and a resident of the Emirate of Ajman, United Arab Emirates (UAE), to the Board of Directors. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
Number

Description

99.1

Press release of Energy Exploration Technologies, Inc. dated February 12, 2004.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated at Calgary, Alberta, Canada, this 17th day of February, 2004.

ENERGY EXPLORATION TECHNOLOGIES INC.

By: ____/signed/George Liszicasz______
George Liszicasz
Chief Executive Officer
(principal executive officer)

EXHIBIT 99.1

CALGARY, AB, CANADA— February 12, 2004

Energy Exploration Technologies Inc. (“NXT”)

ENXTF – NASDAQ OTCBB

EFW - Frankfurt & Berlin Stock Exchanges

                        The Company is pleased to announce that NXT’s Board of Directors unanimously approved the appointment of His Highness Sheikh Al Hassan Bin Ali Bin Rashid Al Nuaimi, a member of the Royal Family and a resident of the Emirate of Ajman, United Arab Emirates (UAE), to the Board of Directors of Energy Exploration Technologies Inc.

                         “This appointment is a true reflection of our continued business development efforts commenced over the past year in the Middle East,” stated Mr. Liszicasz, President and CEO.  “We have now succeeded in establishing not only our corporate presence in the Middle East, but also in having access to extensive geopolitical and financial connections in the entire region. His Highness offers a direct link to high-level decision makers in the energy industry and governments in the Middle East and Africa and a clear understanding of both regional and western business cultures. His Highness has established himself as being a highly successful businessman in several industrial sectors within the region. The addition of His Highness Sheikh Al Hassan to our Board of Directors provides this extra dimension and we are looking forward to His Highness' experience to guide our efforts in the areas of business development and finance in the international arena. I am very pleased to welcome His Highness to our Board of Directors. “

                        NXT is in the final stages of negotiations to commence SFD test surveys in the Middle East, to meet NXT’s dual objectives of developing a strong asset base in Canada and continuing our business development internationally.

For more information about NXT visit the Company’s website at www.nxtenergy.com

NXT is a technology driven oil and natural gas exploration company based in Calgary, Alberta. The company utilizes its SFD technology as a wide-area exploration tool to prospect for high impact oil and gas accumulations. NXT’s SFD technology is a unique, low-cost, airborne system that is used to identify subsurface structures, such as faults, fractures, salt collapse and over-pressured reservoirs with considerable accuracy.  The primary component of the SFD is a proprietary passive transducer that responds to energy associated with subsurface stress.  The SFD technology enables NXT to acquire process and evaluate data for large areas in minimal time. The speed and low cost of the SFD technology provides NXT with a significant competitive advantage in developing prospects and evaluating potential acquisitions.

For Further Information Contact:

George Liszicasz, CEO

Energy Exploration Technologies Inc.

840 — 7th Avenue S.W., Suite 700

Calgary, Alberta Canada T2P 3G2

Tel:  (403) 264-7020

Fax:  (403) 264-6442

info@nxtenergy.com

www.nxtenergy.com